Share-based Compensation (Details 3) - 521 Plan [Member]	12 Months Ended
	Dec. 31, 2018 $ / shares
Assumptions
Expected dividend yield	2.64%	[1]
Risk-free interest rate	2.51%	[2]
Expected volatility	55.50%
Expected life	5 years	[3]
Fair value per ordinary share on grant date	$ 0.37	[4]

[1]	Expected dividend yield: The expected dividend yield was estimated by the Company based on its historical dividend policy.
[2]	Risk-free interest rate: Risk-free interest rate was estimated based on the 5-year US Government Bond yield as of the valuation date.
[3]	Expected volatility: The volatility of the underlying ordinary shares was estimated based on the annualized standard deviation of the continuously compounded rate of return on the daily average adjusted share price of the Group as of the Valuation Date.
[4]	Expected life: The expected life was the contractual life of the 521 plan.